UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                        Date of Report: November 12, 2004

                          AMERICAN CONSTRUCTION COMPANY
                         ------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                     333-105903                412079252
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                          American Construction Company


                           4340 East Charleston Avenue

                             Phoenix, Arizona 85032

                           --------------------------
                    (Address of principal executive offices)

                                 (480) 695-7283
                      -------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

                          AMERICAN CONSTRUCTION COMPANY

                                    Form 8-K



ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective on November 8, 2004, and as a result of the reorganization which was effective on October 14, 2004, Kabani & Company, Inc ("Kabani") was dismissed as the independent accountant engaged to audit the financial statements of the Registrant. Kabani performed the audit of the Registrant's financial statements for Fiscal Year 2004 ending January 31, 2004. During this period and the subsequent interim period prior to their dismissal, there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Kabani's satisfaction would have caused Kabani to make reference to this subject matter of the disagreements in connection with Kabani's report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv)of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K"). The decision to dismiss Kabani was approved by the Registrant's Board of Directors. No audit committee exists other than the members of the Board of Directors.

         The audit reports of Kabani for the Registrant's Fiscal Year 2004 ending on January 31, 2004 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Registrant might not be able to operate as a going concern.

         The Registrant has requested Kabani to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated November 11, 2004, is filed as Exhibit 16.1 to this Form 8-K.

         (b) Effective on November 8, 2004 the Registrant has engaged MOORE STEPHENS WURTH FRAZER AND TORBET, LLP with its address at 1199 South Fairway Drive, 2nd Floor, Walnut, California 91789 ("Moore Stephens"), as the new principal accountant to audit its financial statements. The decision to engage Moore Stephens was approved by the Registrant's Board of Directors.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS



(c)      Exhibits.

         The following exhibit is hereby filed as part of this Current Report on Form 8-K:


         16.1 A copy of a letter from Kabani & Company, Inc. to the Securities and Exchange Commission dated November 11, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                American Construction Company

                                By:  /s/  Zuo Sheng Yu
                                -----------------------------
                                Name:  Zuo Sheng Yu
                                Title: President

Dated:  November 12, 2004